UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

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Dynavax Technologies Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Powell Street, Suite 720
Emeryville, CA		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 848-5100
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	Nasdaq Global Select Market
Preferred Share Purchase Rights	N/A	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2025 (the “Effective Date”), Dynavax Technologies Corporation (the “Company”) entered into an agreement (the “Supply Agreement”) with West Pharmaceutical Services, Inc. (“West”), for the manufacture and supply of syringe stoppers (the “Product”) for the Company’s HEPLISAV-B® vaccine. The Supply Agreement replaces entirely the Company’s prior Supply Agreement dated July 27, 2016 with West, which was previously filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Under the Supply Agreement, the Company is obligated to purchase certain volumes of the Product from West, subject to certain adjustments. Pricing for the Product is based on the volume purchased in a calendar year. Such pricing is subject to change during the term of the Supply Agreement in line with a specified price index.
The term of the Supply Agreement is four years from the Effective Date, subject to certain extensions.
Each party has the right to terminate the Supply Agreement prior to its expiration (i) for uncured material breach, and (ii) in the event the other party becomes insolvent, bankrupt, makes an assignment for the benefit of creditors, or otherwise becomes subject to a plan of reorganization.
The foregoing summary description of the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supply Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2025, the Board of Directors of the Company appointed Kelly MacDonald, the Company’s Chief Financial Officer and principal financial officer, as the Company’s principal accounting officer, effective immediately.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynavax Technologies Corporation

Date:	February 14, 2025	By:	/s/ RYAN SPENCER
Ryan Spencer Chief Executive Officer